Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA-6

File No. 811-07753, CIK 0001019664

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-6, a unit investment trust registered under the Act, mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust (CIK: 778207)
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (CIK: 0000896435)
•	The Alger Portfolios (CIK: 832566)
•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 825316)
•	Dreyfus Variable Investment Fund (CIK: 813383)
•	Janus Aspen Series (CIK: 906185)
•	MFS® Variable Insurance Trust (CIK: 918571)
•	The Universal Institutional Funds, Inc. (CIK: 1011378)

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Alison Ryan

Transamerica Life Insurance Company